Filed Pursuant To Rule 497(e)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Trillium ESG Global Equity Fund Retail: PORIX Institutional: PORTX
Trillium ESG Small/Mid Cap Fund Retail: TBD* Institutional: TSMDX *Shares are not available at this time (together, the “Funds”)

each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated June 30, 2020 to the
Statement of Additional Information (“SAI”) dated January 21, 2020

On January 30, 2020, Perpetual Limited made an offer to acquire Trillium Asset Management, LLC (“Trillium” or the “Adviser”), the current investment adviser to the Funds. As a result of this strategic acquisition, a change of control has been triggered upon the completion of the acquisition which occurred on June 30, 2020, pursuant to which Trillium became a wholly-owned subsidiary of Perpetual US Holding Company, Inc., a subsidiary of Perpetual Limited (together “Perpetual”) (the “Transaction”). After the Transaction, Trillium expects its investment management team to remain intact.

As a result, the Trust’s Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the Investment Company Act of 1940, as amended ( the “1940 Act”), at a meeting on February 25, 2020, determined that it would be in the best interests of shareholders to approve the New Investment Advisory Agreement with respect to each Fund effective following the close of the Transaction, subject to shareholder approval. The terms of the new investment advisory agreement (the “New Investment Advisory Agreement”) are substantially identical to the terms of the current investment advisory agreements. On June 17 and 29, 2020, the shareholders of the Trillium ESG Small/Mid Cap Fund and the Trillium ESG Global Equity Fund, respectively, approved the New Investment Advisory Agreement between Trillium and the Trust on behalf of each of the Funds.

Accordingly, the following information replaces the paragraph on page 28 under the section entitled "THE FUNDS’ INVESTMENT ADVISER" of the Funds’ SAI.

As stated in the Prospectus, investment advisory services are provided to the Funds by Trillium Asset Management, LLC, the Adviser, pursuant to the investment advisory agreements (the “Advisory Agreements”) with the Trust. The Adviser’s address is Two Financial Center, 60 South Street, Suite 1100, Boston, Massachusetts 02111. Trillium is a wholly-owned subsidiary of Perpetual US Holding Company, Inc., a subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886.
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Please retain this supplement for your reference.